UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2008 (April 10, 2008)

                                                                                                                  PEOPLES BANCORP INC.
(Exact name of registrant as specified in its charter)

                            Ohio                                                        0-16772                                        31-0987416
(State or other jurisdiction                  (Commission                               (IRS Employer
        of incorporation)                                  File Number)                                 Identification No.)

        138 Putnam Street, PO Box 738, Marietta, Ohio                                                                                                 45750-0738
        (Address of principal executive offices)                                                                                                             (Zip Code)

                                                                                                                               (740) 373-3155
(Registrant’s telephone number, including area code)

                                                                                                                                Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

and

Item 7.01.                                Regulation FD Disclosure.

On April 10, 2008, Peoples Bancorp Inc. (“Peoples”) held its 2008 Annual Meeting of Shareholders (the “2008 Annual Meeting”).  During the 2008 Annual Meeting, Peoples’ 2007 results of operations and financial performance were reviewed.  A copy of the PowerPoint slide presentation that Peoples used at the 2008 Annual Meeting is included with this Current Report as Exhibit 99.1 and incorporated herein by reference solely for purposes of this Item 2.02 and Item 7.01 disclosure.  Peoples has posted the PowerPoint slide presentation on its website at www.peoplesbancorp.com under the “Investor Relations” section.

The information contained in this Item 2.02 and Item 7.01 disclosure and Exhibit 99.1 included with this Current Report, is being furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise stated in such filing.

Item 8.01.                                Other Events.

On April 10, 2008, Peoples held its 2008 Annual Meeting.  At the 2008 Annual Meeting, Mark F. Bradley, Frank L. Christy, Theodore P. Sauber, and Joseph H. Wesel were re-elected by the shareholders as directors of Peoples for three-year terms expiring in 2011. On April 11, 2007, Peoples issued a news release announcing the re-election of Messrs. Bradley, Christy, Sauber and Wesel at the 2008 Annual Meeting.  A copy of the April 11, 2008 news release is included with this Current Report as Exhibit 99.2 and incorporated herein by reference.

In April 11, 2008 news release, Peoples also announced that it will release its first quarter 2008 earnings before the market opens on April 24, 2008, and conduct a facilitated conference call to discuss first quarter results of operations at 11:00 a.m., Eastern Daylight Time, on that same date.

Certain statements in this Current Report, including Exhibits 99.1 and 99.2 included with this Current Report, which are not historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “plans,” “will,” “would,” “should,” “could” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially. Factors that might cause such a difference include, but are not limited to:  (1) competitive pressures among financial institutions or from non-financial institutions which may increase significantly; (2) changes in the interest rate environment which may adversely impact interest margins; (3) prepayment speeds, loan originations and sale volumes, charge-offs and loan loss provisions which may be less favorable than expected; (4) general economic conditions which may be less favorable than expected; (5) political developments, wars or other hostilities which may disrupt or increase volatility in securities markets or other economic conditions; (6) legislative or regulatory changes or actions may adversely affect the business of Peoples or its subsidiaries; (7) changes in the conditions and trends in the securities markets; (8) a elayed or incomplete resolution of regulatory issues that could arise; (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity; (10) the costs and effects of regulatory and legal developments, including the outcome of regulatory or other governmental inquiries and legal proceedings and results of regulatory examinations; and (11) other risk factors relating to the banking industry or Peoples as detailed from time to time in Peoples’ reports filed with the Securities and Exchange Commission.  All forward-looking statements speak only as of the execution date of this Current Report and are expressly qualified in their entirety by the cautionary statements. Although management believes the expectations in these forward-looking statements are based on reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations, it is possible that actual results may differ materially from these projections. Additionally, Peoples undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect the occurrence of unanticipated events except as may be required by applicable legal requirements.

Item 9.01.                                Financial Statements and Exhibits.

(a) - (c)                      Not applicable

(d)                             Exhibits.

Exhibit No.                               Description

99.1                                   PowerPoint slide presentation used by Peoples Bancorp Inc. at the 2008 Annual
  Meeting of Shareholders held on April 10, 2008

99.2                                           News Release issued by Peoples Bancorp Inc. on April 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:  April 11, 2008                                                                                          By: _______________________________
                                                                                                                    Carol A. Schneeberger
                                                    Executive Vice President and
                    Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                           Description

99.1	PowerPoint slide presentation used by Peoples Bancorp Inc. at 2008 Annual Meeting of Shareholders held on April 10, 2008

99.2	News Release issued by Peoples Bancorp Inc. on April 11, 2008